UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Gentex Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2019.

GENTEX CORPORATION

GENTEX CORPORATION

GENTEX CORPORATION
600 N. CENTENNIAL ST.
ZEELAND, MI 49464
ATTN: SCOTT RYAN

E66926-P19156

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2019
Date: May 16, 2019 **Time:** 4:30 PM EDT
Location: The Pinnacle Center
3330 Highland Drive
Hudsonville, MI 49426

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT   PROXY CARD

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line. You will have the opportunity to make a request to receive paper or e-mail copies for all future meetings or only for the 2019 Annual Meeting of Shareholders.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance as well as for directions to be able to attend the meeting. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E66927-P19156

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   01) Ms. Leslie Brown
   02) Mr. Gary Goode
   03) Mr. James Hollars
   04) Mr. John Mulder
   05) Mr. Richard Schaum
   06) Mr. Frederick Sotok
   07) Ms. Kathleen Starkoff
   08) Mr. Brian Walker
   09) Mr. James Wallace - Chair of the Board

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2019.

3. To approve, on an advisory basis, compensation of the Company's named executive officers.

4. To approve the Gentex Corporation 2019 Omnibus Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

E66928-P19156